Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, are intended to identify such forward-looking statements. Such forward- looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, including the effects of international crises, acts of terrorism and public health issues, competition, demand for our products and services, programming availability, timeliness and quality, technological developments by competitors, developmental costs, difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, potential effects of litigation, risks of expansion into new markets, risks related to the security of our data systems, and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

Interactive Room Base Surpassed One Million Rooms 38.5 million room months under contract Landmark Agreements with Ritz-Carlton & Starwood Operating Income up 75%; Net Loss Reduced by 66% Pre-Expansion Cash Flow up 10% to $37.2 million Post-Expansion Cash Flow up 105% to $12.8 million During Q4, Movie Revenue Per Room up 1.8% Slide 2 Financial Highlights of 2005 FINANCIAL HIGHLIGHTS

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 254 258 262 266 269 270.4 272.9 275.8 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 3 Steady Revenue Growth Trailing Twelve Months

Q4 2005 Q4 2004 % Change Movie Revenue $ 16.66 $ 16.37 1.8% Other Interactive Services 5.34 5.20 2.7% Total Per Guest Pay Room $ 22.00 $ 21.57 2.0% Q4 Revenue Analysis FINANCIAL HIGHLIGHTS Slide 4 Digital Platform Installed in 63% of Rooms Increased Number and Quality of Movie Titles Top 10 Movies in Q4 '05 Outperformed Q4 '04 by 20% Per room per month

Costs & Operating Expenses Slide 5 FY 2005 FY 2004 % of Rev Direct Costs $10.37 44.6% $10.54 44.7% Guest Pay Operations 2.96 12.7% 2.97 12.6% SG&A 2.14 9.2% 2.09 8.9% Depreciation & Amortization 5.88 25.3% 6.81 28.9% Total Costs & Op Expenses $21.35 91.9% $22.41 95.1% FINANCIAL HIGHLIGHTS Reduced Internet Costs by $2.9 Million Depreciation Decreasing with Lower Installation Costs Per Room Per Month % of Rev

(in millions) Adjusted Operating Cash Flow* Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 85 86.7 87.7 89.2 90.2 90.5 91.8 92 92.3 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 6 Trailing Twelve Months * Adjusted Operating Cash Flow is defined as Operating Income exclusive of depreciation, amortization, share-based compensation and the effects of Hurricane Katrina insurance recoveries and equipment impairment

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 8.5 9.7 11.4 13 14.942 17.8 20.1 22.7 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 7 Increasing Operating Income Trailing Twelve Months (in millions)

Narrowing Net Loss Trailing Twelve Months Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 -14.8 -10.7 -6.9 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 8 (in millions) Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05

New Installation Digital Capital per Room Slide 9 FINANCIAL HIGHLIGHTS 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 Q1 2005 351 Q2 2005 335 Q3 2005 321 2005 340 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From: $340 DIGITAL DIG DIGITAL

Cash from Operations Analysis FY 2005 FY 2004 % Change Cash from Operations $ 64.3 $ 60.6 6.1% Corp Capital / Minor Extensions (13.0) (12.1) Digital Renewal Investment * (14.1) (14.6) Pre-Expansion Cash Flow 37.2 33.9 9.7% New Room Investment ** (24.3) (27.6) Post-Expansion Cash Flow $ 12.8 $ 6.3 104.8% *Digital Upgrade Rooms 53,740 51,516 4.3% **New Digital Rooms 71,303 75,932 - 6.1% Slide 10 (Dollar amounts in millions) FINANCIAL HIGHLIGHTS

Leverage Metrics Debt $ 292.0 $ 312.3 Debt Net of Cash $271.3 $287.3 Total Debt Leverage Ratio 3.2x 3.5x Net Debt Leverage Ratios 2.9x 3.2x YE 2005 Reduced Debt by $20 Million in 2005 Additional Debt Reduction of $10 Million in January, 2006 (in millions) FINANCIAL HIGHLIGHTS YE 2004 Slide 11

OUTLOOK Q1 & Full Year 2006 Guidance Q1 '06 Range FY' 06 Range Revenue $ 68.0 - $ 70.0 $ 285.0 - $293.0 Operating Income $ 5.0 - $ 6.0 $ 24.5 - $ 28.0 Net Income/Loss $ (2.0) - $ (1.0) $ (1.0) - $ 2.5 EPS (Loss) $ (.11) - $ (.05) $ (.06) - $ .13 Adjusted Operating Cash Flow $ 22.5 - $ 23.5 $ 94.0 - $ 97.5 Free Cash Flow $ 6.5 - $ 7.5 $ 14.5 - $ 17.5 Capital Investment $ 11.5 - $ 12.5 $ 54.0 - $ 56.0 Slide 12 (in millions except per share)

Starwood Chooses LodgeNet - Sole Preferred Provider Strategic Alliance Agreement Approximately 134,000 rooms in 380 properties - Currently Serving 78,000 New Systems Include: - LodgeNet SIGNETURE(r) HDTV - Unique Starwood "Look and Feel" - Advanced Content Management Capabilities Factored Within 2006 Capital Investment Guidance Slide 13

Growth Initiatives: Digital Platform Focused Healthcare Initiative 2005 Success: 9 Contracts 2006 Goal: 20 Additional Contracts GROWTH INITIATIVES Slide 14 Advertising Initiative Outstanding Guest Demographics Multiple Marketing Points IdleAire Initiative On-Demand Movies To Travel Centers Cash Flow Without Capital

OUTLOOK 2006 Strategic Focus: Growth, Profitability, Cash Flow Growth: Lodging Room Base - SIGNETURE(r) Solutions Driving New Room Contracts Revenue Expansion - Enhanced Marketing, Sports Content, Advertising Initiative Business Model Expansion - System Sales in Healthcare, Time Shares, Travel Centers Profitability & Cash Flow Generation: - Result from Growth Strategy Slide 15

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 -35.052 -20.781 -7 2.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 16 (in millions) 2003 2004 2006E Net Loss/Income $20.8 $35.0 $7.0 2005 $(1.0) - $2.5

2002 -26.9 2003 -5 2004 6.1 2005 12.8 2006E 17.5 Cash Flow Net Of Investing Slide 17 FINANCIAL HIGHLIGHTS $6.3 (in millions) $(5.1) $12.8 $14.5 - $17.5

Current Valuation Metrics FY2005 Average Shares Outstanding 17,923,297 Cash from Operations $ 3.59 Pre-Expansion Cash Flow $ 2.07 Post-Expansion Cash Flow .72 Entity Value per Subscriber (Room) $ 514 Entity Value/Adjusted OCF 5.6x Slide 18 (per outstanding share) FINANCIAL HIGHLIGHTS (in thousands)

Slide 19 Copyright 2005 LodgeNet Entertainment Corporation All rights reserved.

(12 months trailing) Slide 20 (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income